Avid Technology Q1 2017 Business Update

May 10, 2017



Introduction

Robert Roose

Investor Relations

Non-GAAP & Operational Measures

The following Non-GAAP (Adjusted) Measures & Operational Measures will be used in the presentation:

Non-GAAP Measures

- Adjusted EBITDA
- Adjusted EBITDA Margin
- Adjusted Free Cash Flow
- Non-GAAP Revenue
- Non-GAAP Gross Margin
- Non-GAAP Operating Expenses
- Conversion of Adjusted EBITDA to Adjusted Free Cash Flow

Operational Measures

- Bookings, Recurring Revenue Bookings
- Revenue Backlog

These non-GAAP measures are defined in our Form 8-K filed today, and the non-GAAP measures are reconciled with GAAP measures in our press release tables, the supplemental financial information available on ir.avid.com and in the appendix to this presentation, which also includes definitions of our operational measures. Avid believes the non-GAAP financial measures and operational metrics provided in this release provide helpful information to investors with respect to evaluating the Company's performance.

The presentation also includes forward-looking non-GAAP financial measures, including non-GAAP Revenue- see question above, Adjusted EBITDA, Adjusted EBITDA Margin, non-GAAP Operating Expenses, Adjusted Free Cash Flow and Conversion of Adjusted EBITDA to Adjusted Free Cash Flow. Reconciliations of these forward-looking non-GAAP financial measures are not included in this presentation or our press release issued today, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

Safe Harbor Statement

Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including projections and statements about our anticipated plans, objectives, expectations and intentions. Among other things, this presentation includes estimated results of operations for 2017, which estimates are based on a variety of assumptions about key factors and metrics that will determine our future results of operations, including, for example, anticipated market update of new products, realization of identified efficiency programs and market based cost inflation. Other forward-looking statements include, without limitation, statements based upon or otherwise incorporating judgments or estimates relating to future performance such as future operating results and expenses; earnings; bookings; backlog; product mix and free cash flow; our long-term and recent cost savings initiatives and the anticipated benefits therefrom; our future strategy and business plans; our product plans, including products under development, such as cloud and subscription based offerings. The projected future results of operations, and the other forward-looking statements in this presentation are based on current expectations as of the date of this presentation and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The guidance presented in this presentation is inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those discussed in this presentation.

For additional information, including a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the "Forward Looking Statements" section of our press release issued today, as well as the Risk Factors and Forward-Looking Statements sections of the Company's 2016 Annual Report on Form 10-K filed with the SEC. Copies of these filings are available from the SEC, the Avid Technology web site or the Company's Investor Relations Department.

Any forward-looking information relayed in this presentation speaks only as of today, and Avid undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.



Business Update

Louis Hernandez, Jr.

Chairman and Chief Executive Officer

Q1 2017 Highlights

Met or exceeded guidance for all metrics; performance drives liquidity improvement

- Exceeded guidance for Bookings and Adjusted Free Cash Flow
- In-line with guidance for Revenue, Non-GAAP Operating Expenses and Adjusted EBITDA
- Free Cash Flow improved $17.5M year-over-year and drove increase in liquidity

Avid Everywhere strategy for Enterprises and Individuals continues strong progress

- MediaCentral Platform adoption (up 30% year-over-year) and large enterprise deals in Q1 (Al Jazeera, France Television and MTV3, among others) validate strategy for Enterprises
- Growth of subscribers (up 2.0x year-over-year) and digital bookings (up 59% year-over-year) validate strategy for Individuals

Core financial model strengthens as transformation nears completion

- Shift to Recurring Revenue Bookings and Total Revenue Backlog of $494M provide visibility
- Excluding Greater China, Bookings grew 9% year-over-year, driven by NEXIS, Digital and Recurring
- Efficiency program drove 17% year-over-year reduction in Non-GAAP Operating Expenses
- Adjusted EBITDA margin of 12% converted to Adjusted Free Cash Flow at rate of 52%

Strategic alliance with Microsoft sets course for Cloud growth strategy

- Selected Microsoft after competitive six-month evaluation that included all major Cloud vendors
- Both companies making significant commitments in technology, development and go-to-market
- Microsoft investing additional resources and funding to accelerate time-to-market for targeted solutions
- Roadmap to deliver stream of hosting and services offerings over next 18 months beginning in H2'17

Avid Everywhere Strategy for Enterprises and Individuals Drives Growth, Recurring Model

	Land	Expand	Maximize
 Enterprises	• Land new, and migrate existing customers with key platform-enabled anchor products and workflows • Retain customers through enterprise pricing over multi-year term to deliver superior TCO and flexible Capex and Opex models	• Expand wallet share with complimentary Avid and Alliance products and services at initial deployment • Follow-on with on-going account cultivation and targeted white space conversion	• Maximize lifetime value of customer through additional services, support and consulting • Sell additional products and services as customer needs grow
 Individuals	• Land new users with freemium and limited trial versions of anchor products • Convert to subscription with pricing appealing to larger share of available market	• Expand wallet share with complementary plug-ins, apps, content and hardware peripherals at point of purchase • Follow-on with programmatic up sell / cross sell	• Maximize lifetime value of customer though programmatic renewals • Sell additional products and services as customer needs grow

Avid Everywhere Platform Making Progress in All Areas

Platform Adoption

46,700+ users

30% growth year over year

Vehicle for future cross-sales and maximizing lifetime value of customer

Shift to Recurring Revenue Bookings*

63% of Q1'17 (38% normalized for Jetsen)

13% in Q1'12 (quarter low pre-transformation)

47% of LTM (39% normalized for Jetsen)

17% in 2012 (pre-transformation)

Subscribers and Digital Sales Surging

Paying subscribers up 2.0X *from Q1'16*

Digital sales up 59% *over Q1'16*

Cost Efficiencies on Track

17% year-over-year reduction of Non-GAAP operating expense

$30 million annualized cost savings program underway

* On constant $ basis.

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

Continued Momentum with Enterprise Agreements

شبكة الجزيرة ALJAZEERA NETWORK

- ✓ Major Media Asset Management project displacing competitor
- ✓ Extension to the Global Enterprise Agreement signed in Q4

francetélévisions

- ✓ End-to-end Avid workflow powered by MediaCentral and leveraging NEXIS storage
- ✓ Standardizing on Avid to produce and share content across news stations globally, move to a virtualized IT infrastructure

mtv3 MTV Kolme (Finland)

- ✓ Upgrade featuring applications and services powered by MediaCentral and leveraging NEXIS storage
- ✓ Major news operation expansion featuring collaborative workflows driven by Avid solutions including, Media Composer Cloud

AVID

Update on Jetsen Partnership and Equity Agreement

- ✓ Commercial agreement became effective in January
- ✓ Participated in tradeshows and client meetings in Greater China to promote partnership in Q1
- ✓ Q1 bookings included $76M related to the committed minimums (guarantees ~15% annual growth in first three years in Greater China)
- ✓ Successful initial launch of partnership – employee transfer complete, cash payments received
- ✓ $18M strategic equity investment on-track and expected to close by end of Q2 2017


Jetsen
捷成世纪


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Financial Results and Guidance

Brian E. Agle

Senior Vice President and Chief Financial Officer

Q1 Results Compared to Guidance

($M)	Q1'17	Guidance Low	Guidance High
Bookings – Constant $	$179.7	$162	$176
Bookings	172.3	154	168
Revenue	104.1	100	110
Non-GAAP Operating Expenses	56.1	54	58
Adjusted EBITDA	13.0	8	14
Adjusted Free Cash Flow	$6.8	($2)	$6

- Favorable to Guidance Range
  - Bookings
  - Adjusted FCF
- Within Guidance Range
  - Revenue
  - Operating Expense
  - Adjusted EBITDA

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

Q1 – Year-over-Year Bookings & Adjusted Free Cash Flow Growth

($M)	Q1'16	Q4'16	Q1'17	Growth % Fav/(UnFav) Seq	YoY
Bookings – Constant $	**$98.1**	**$134.5**	**$179.7**	**34%**	**83%**
Bookings	**92.5**	**125.3**	**172.3**	**37%**	**86%**
Non-GAAP Revenue	**143.8**	**115.3**	**104.1**	**(10%)**	**(28%)**
Revenue (excl Pre-2011 & Elim PCS)	116.9	104.9	102.0	(3%)	(13%)
Pre-2011 & Elim PCS	26.9	10.4	2.1		
Non-GAAP Gross Margin	**102.5**	**71.4**	**65.6**	**(8%)**	**(36%)**
% of Revenue	*71.2%*	*61.9%*	*63.0%*		
Non-GAAP Operating Expenses	**67.5**	**50.1**	**56.1**	**(12%)**	**17%**
Adjusted EBITDA	**38.5**	**25.2**	**13.0**	**(48%)**	**(66%)**
Adj EBITDA (excl Pre-2011 & Elim PCS)	11.6	14.9	10.9	(27%)	(6%)
Pre-2011 & Elim PCS	26.9	10.4	2.1		
Adjusted Free Cash Flow	**($9.4)**	**$2.0**	**$6.8**	**245%**	**172%**

- Bookings growth includes $76M related to three-year commitment from Jetsen
- Impact of Pre-2011 & Elim PCS revenue reduced by $25M year-over-year
- Efficiency program drives year-over-year reduction in Non-GAAP Operating Expenses
- Adjusted EBITDA margin of 12% and a strong conversion rate to Adjusted Free Cash Flow
- Adjusted Free Cash Flow improves $16M year-over-year

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

Historical Bookings – Greater China Analysis

Historical Bookings for Greater China and Rest of World

($M)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q1'17 YoY
Greater China	**$3.9**	**$5.4**	**$4.3**	**$3.2**	**$75.8**	**19x**
Rest of World	**88.6**	**96.7**	**85.2**	**122.2**	**96.5**	**9%**
Total	**$92.5**	**$102.2**	**$89.5**	**$125.4**	**$172.3**	**86%**

- Q1 Greater China Bookings of $76M is the three-year minimum commitment by Jetsen
- Excluding Greater China, bookings were up 9% year-over-year
- Future quarter bookings will not include Greater China until the minimum commitment is achieved

Efficiency Program Steadily Driving Down Expenses


($M)
Non-GAAP Operating Expenses – Rolling 4 Quarters
$300
$280
$260
$240
$220
$200
$180
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17*
Avid
Historical Orad

- Executing on the additional $30M efficiency program savings in 2017
  - Leverages the development platform
  - Opportunities for talent alignment
  - Facilities rationalization
- Completed the $76M cost efficiency plan in 2016

* Q2 Non-GAAP Operating Expenses assume mid-point of guidance

Note: Program includes operating expense and non-material spending within cost of sales

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

Key Balance Sheet Metrics

($M)	Q1'16	Q4'16	Q1'17
Reported Cash	87.8	$44.9	47.0
Accounts Receivable	43.7	43.5	43.6
DSO	*28*	*34*	*38*
Net Inventory	51.7	50.7	49.1
Turns	*3.6*	*3.3*	*3.4*
Deferred Revenue	308.4	225.7	223.0
Long Term Debt	192.1	188.8	189.3
Backlog (Off Balance Sheet)	188.6	$203.6	271.2

- Liquidity improved to $52M
- Cash Balance of $47M
- Total Revenue Backlog (Deferred Revenue + Backlog) of $494M provides improved visibility
- Backlog (Off Balance Sheet) up over $60M year-over-year and sequentially, and includes Jetsen agreement

Adjusted Free Cash Flow Shows Positive Trends



Adjusted Free Cash Flow
($M)
$10
$5
$0
($5)
($10)
($15)
($20)
($25)
($30)
($35)
$2.3
$(9.4)
$(30.2)
$(2.6)
$2.0
$6.8
($11.7)
$4.8
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17

- $16M year-over-year improvement
- Favorable to guidance range
- Continue to see benefit of efficiency programs and tight cash management
- Free Cash Flow remains an area of focus

Free Cash Flow – Reporting

(US$ in thousands)	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016	Fav/ (UnFav)
GAAP net cash provided by (used in) operating activities	**$ 3,534**	**$ (11,209)**	**$ 14,743**
Capital expenditures	(1,729)	(4,518)	2,789
Free Cash Flow	**1,805**	**(15,727)**	**17,532**
Non-Recurring Items			
Restructuring payments	3,294	3,533	239
Restatement payments	59	-	(59)
Acquisition, integration and other payments	15	773	758
Efficiency program payments	1,585	1,981	396
Total Non-Recurring Items	**4,953**	**6,287**	**1,334**
Adjusted free cash flow	**$ 6,758**	**$ (9,440)**	**$ 16,198**

- **Free Cash Flow**, defined as GAAP Net Cash Provided by Operating Activities less Capital Expenditures, improved $17.5M year-over-year
- **Adjusted Free Cash Flow**, which has been adjusted for non-recurring items, improved $16.2M year-over-year
- Year-over-year favorable changes in Capital Expenditures and Non-Recurring Items

Q2 2017 Guidance

($M)	Q2'16	Q1'17	Q2 2017 Guidance Low	Q2 2017 Guidance High
Bookings – Constant $	$106.7	$179.7	$95	$109
Bookings	102.2	172.3	$87	$101
Revenue (except where noted)	134.4(1)	104.1	93	103
Revenue (Excl Pre-2011 & Elim PCS)	111.4	102.0	92.7	102.7
Pre-2011 & Elim PCS	23.0	2.1	0.3	0.3
Non-GAAP Operating Expenses	64.6	56.1	53	57
Adjusted EBITDA	29.4	13.0	6	12
EBITDA (Excl Pre-2011 & Elim PCS)	6.4	10.9	5.7	11.7
Pre-2011 & Elim PCS	23.0	2.1	0.3	0.3
Adjusted Free Cash Flow	($30.2)	$6.8	($4)	$4

- Expect more normalized conversion of bookings to revenue
- Q2'16 Bookings of $102.2M includes $5.4M for Greater China
- Q2'17 Guidance Pre-2011 & Elim PCS revenue adjustment has decreased to immaterial levels
- Reaffirming 2017 guidance provided on March 23, 2017

(1) Q2 2016 Revenue is non-GAAP and includes a $325K adjustment related to amortization of acquired deferred revenue related to Orad.

This slide contains forward-looking statements regarding our anticipated future results of operations and cash flows, which are inherently uncertain and subject to numerous risks and uncertainties. Our actual future results of operations and cash flows could differ materially from those shown on this page. For a discussion of some of the key risks and uncertainties associated with these forward-looking statements, please see the Safe Harbor Statement on slide 4 of this presentation.

A GAAP to Non-GAAP reconciliation is available in the back of this presentation

Strategy Drives More Recurring, More Visibility

Strategy for Enterprises

Pre-Transformation
- Heavy Capex model

Today
- Moving toward an Opex model

Benefits to Customer
- Simpler deployment
- More comprehensive service
- Compelling ROI

Benefits to Avid
- More recurring revenue
- Lower retention cost
- Higher life-time value

Strategy for Individuals

Pre-Transformation
- Perpetual license model with low maintenance and long upgrade cycles

Today
- Subscription
- Perpetual license with higher mix of recurring maintenance

Benefits to Customer
- Automatic updates
- Access to customer support
- More flexible pricing and payment options

Benefits to Avid
- More recurring revenue
- New customer opportunities
- Higher life-time value

LTM Recurring* Revenue Bookings as % of Total


50%
45%
40%
35%
30%
25%
20%
15%
Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17

Backlog of Unbilled Committed Revenue ($M)


$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17

Higher Recurring Revenue from Long-term Annual Contracts, Maintenance and Subscription

* Recurring includes maintenance, subscription and long-term committed contract revenue.

Transforming Avid's Financial Model


($M)
Revenue
$600
$500
$400
$300
$200
$100
$-
2015
2016
2017
Excl Pre-2011 & Elim PCS
Pre-2011 & Elim PCS


($M)
Adjusted EBITDA
$140
$120
$100
$80
$60
$40
$20
$-
$(20)
$(40)
2015
2016
2017
Excl Pre-2011 & Elim PCS
Pre-2011 & Elim PCS


($M)
Non-GAAP Operating Expenses
$300
$275
$250
$225
$200
$175
$150
2015
2016
2017E

- End of Pre-2011 & Elim PCS revenue impact provides clearer view of financial performance
- Business model is more recurring and benefits from a leaner, more directed cost structure
- Financial results are more stable, profitable and have improved free cash flow conversion

Note: Dotted line segment on bars indicates the range of guidance, as provided by the Company on March 23, 2017.
* A GAAP to Non-GAAP reconciliation is available in the back of this presentation.



Closing Remarks

Louis Hernandez, Jr.

Chairman and Chief Executive Officer

Fast Forward to Our Future

Q1 2017	Q2 2017	Q3 2017	Q4 2017

Complete Transformation
- Organizational structure optimized
- Facilities and talent alignment finished
- Cost structure aligned to forward strategy

Prepare for Growth
- Strategic initiatives
- New sales model
- Ready for the Cloud

Focus on Growth
- Begin the journey into the Cloud
- Aggressive commercial and "selling" focus
- Customer-centric with operational excellence

< < < Transformation Phase

Growth Phase > > >

Avid MediaCentral Platform

COMMON SERVICES AND ENGINES

- Media Services
- Connectivity Toolkit
- Collaboration
- Orchestration Engine
- System Administration
- Resolution Independence
- Metadata Management
- Security Services
- Storage Services
- Video Engine
- Graphics Engine



Avid MediaCentral Platform
Media Services
Connectivity Toolkit
Collaboration
Orchestration Engine
System Administration
Resolution Independence
Metadata Management
Security Services
abc
MediaCentral | Infrastructure Management Layer
Storage Services
Video Engine
Graphics Engine

Avid MediaCentral Platform


Client Applications
USER EXPERIENCE
iOS
MediaCentral | Cloud UX
ARTIST SUITE
Editing
Audio
Notation
Graphics
MARKETPLACE
Artist Community
Avid App Store
Content Marketplace
Integrated Solutions
STUDIO SUITE
Virtual Studio
Video Wall Control
Augmented Reality
Interactive Graphics
PRODUCTION SUITE
Ingest & Playout
Broadcast Graphics
Channel Branding & Playout
Sports Enhancement
Control Surfaces
Live Sound
Media Services
MEDIA SUITE
Asset Management
News
Social Media
Analytics
Orchestration
Multiplatform Distribution
File Transfer
Search
Phonetic Indexing
QC & Compliance
MediaCentral | Event Bus
Alliance Partners
sgl
SPECTRA
x.news
Plugins
600+
MediaCentral | Infrastructure Management Layer
NEXIS
Other
Dedicated Storage
Compute & Network

Avid in the Cloud


Avid MediaCentral Platform
Client Applications
USER EXPERIENCE
iOS
MediaCentral | Cloud UX
ARTIST SUITE
Editing
Audio
Notation
Graphics
MARKETPLACE
Artist Community
Avid App Store
Content Marketplace
Integrated Solutions
STUDIO SUITE
Virtual Studio
Video Wall Control
Augmented Reality
Interactive Graphics
PRODUCTION SUITE
Ingest & Playout
Broadcast Graphics
Channel Branding & Playout
Sports Enhancement
Control Surfaces
Live Sound
Media Services
MEDIA SUITE
Asset Management
News
Social Media
Analytics
Orchestration
Multiplatform Distribution
File Transfer
Search
Phonetic Indexing
QC & Compliance
MediaCentral | Event Bus
Alliance Partners
sgl
SPECTRA
x.news
Plugins
600+
MediaCentral | Infrastructure Management Layer
Hosting Options
NEXIS
Other
Dedicated Storage
Compute & Network
Traditional On Premises
NEXIS
Other
Data Center Storage
Compute & Network
Private Cloud Data Center
NEXIS
Hot/Cold
Cloud Storage
Compute & Network
Public Cloud
HYBRID

Avid Everywhere™



Avid MediaCentral Platform
Client Applications
Integrated Solutions
Hosting Options
Traditional On Premises
Public Cloud
600+

Strategic Cloud Alliance



Avid Announces Strategic Cloud Alliance with Microsoft for the Media and Entertainment Industry

Six-month process to select the ideal cloud partner, evaluating all leading vendors based on the following criteria

- Global scale of cloud network
- Enterprise experience in cloud migration
- Flexibility of approach to cloud deployments
- Strategic alignment and cultural fit
- Media & Entertainment as a priority and key focus area
- Level of economic commitment

Microsoft

✓ Decades of enterprise experience to design an unmatched enterprise cloud experience
✓ Full spectrum of capabilities and extensive media services available through 38 Azure regions globally
✓ Flexible deployment options between public-cloud, private-cloud or on-prem datacenter

Avid

✓ Industry's preeminent global community of media enterprises and creative professionals
✓ Portfolio of the industry's best and most comprehensive creative tools and media workflow solutions
✓ Flexible approach to licensing, deployment and commercial options

Strategic Cloud Alliance

- Multi-year agreement – both companies make significant commitments in technology, development and go-to-market efforts
- Microsoft will invest additional resources and funding to help accelerate time-to-market for targeted solutions
- Plan to deliver continuous stream of hosting and services offerings over next 18 months (first wave slated for H2'17)
- Builds on Avid's success with cloud-enabled subscriptions (70,000+ subscribers by end of Q1 2017, up 2.0x from a year ago)

Q1 2017 Highlights

Met or exceeded guidance for all metrics; performance drives liquidity improvement

Avid Everywhere strategy for Enterprises and Individuals continues strong progress

Core financial model strengthens as transformation nears completion

Strategic alliance with Microsoft sets course for Cloud growth strategy



Questions and Answers

AVID TECHNOLOGY, INC.
Reconciliations of GAAP financial measures to Non-GAAP financial measures
(unaudited - in thousands)

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016
Non-GAAP revenue		
GAAP revenue	$ 104,107	$ 143,547
Amortization of acquired deferred revenue	-	269
Non-GAAP revenue	104,107	143,816
Pre-2011 Revenue	405	9,338
Elim PCS	1,700	17,600
Non-GAAP Revenue w/o Pre-2011 and Elim	102,002	116,878
Non-GAAP gross profit		
GAAP gross profit	63,559	100,064
Amortization of acquired deferred revenue	-	269
Amortization of intangible assets	1,950	1,950
Stock-based compensation	64	179
Non-GAAP gross profit	65,573	102,462
Pre-2011 Revenue	405	9,338
Elim PCS	1,700	17,600
Non-GAAP gross profit w/o Pre-2011 and Elim	63,468	75,524
Non-GAAP operating expenses		
GAAP operating expenses	60,476	74,306
Less Amortization of intangible assets	(363)	(786)
Less Stock-based compensation	(1,347)	(1,908)
Less Restructuring costs, net	(983)	(2,777)
Less Restatement costs	(122)	(80)
Less Acquisition, integration and other costs	(2)	(515)
Less Efficiency program costs	(1,522)	(716)
Non-GAAP operating expenses	56,137	67,524
Non-GAAP operating income		
GAAP operating income	3,083	25,758
Amortization of acquired deferred revenue	-	269
Amortization of intangible assets	2,313	2,736
Stock-based compensation	1,411	2,087
Restructuring costs, net	983	2,777
Restatement costs	122	80
Acquisition, integration and other costs	2	515
Efficiency program costs	1,522	716
Non-GAAP operating income	9,436	34,938

AVID TECHNOLOGY, INC.
Reconciliations of GAAP financial measures to Non-GAAP financial measures
(unaudited - in thousands)

	Three Months Ended March 31,	
	2017	2016
Adjusted EBITDA		
Non-GAAP operating income (from above)	9,436	34,938
Depreciation	3,570	3,611
Adjusted EBITDA	13,006	38,549
Adjusted EBITDA margin	12%	27%
Pre-2011 Revenue	405	9,338
Elim PCS	1,700	17,600
Adjusted EBITDA w/o Pre-2011 and Elim	10,901	11,611
Adjusted free cash flow		
GAAP net cash provided by (used in) operating activities	3,534	(11,209)
Capital expenditures	(1,729)	(4,518)
Free Cash Flow	1,805	(15,727)
Non-Operational / One-time Items		
Restructuring payments	3,294	3,533
Restatement payments	59	-
Acquisition, integration and other payments	15	773
Efficiency program payments	1,585	1,981
Sub-Total Non-Operational / One-Time Items	4,953	6,287
Adjusted free cash flow	$ 6,758	$ (9,440)
Adjusted free cash flow conversion of adjusted EBITDA	52%	-24%

These non-GAAP measures reflect how Avid manages its businesses internally. Avid's non-GAAP measures may vary from how other companies present non-GAAP measures. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.